EXHIBIT 13.2

Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 20-F of Aluminum Corporation of China Limited (the "Company") for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof, I, LIU Caiming, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2012

By: /s/ LIU Caiming
Name: LIU Caiming
Title: Chief Financial Officer